Range Cancer Therapeutics ETF (CNCR) Summary Prospectus December 21, 2024 Listed on The Nasdaq Stock Market LLC

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI) from time to time, which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated December 21, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.rangeetfs.com/cncr. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Range Cancer Therapeutics ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Range Oncology Therapeutics Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$81	3 Years:	$252	5 Years:	$439	10 Years:	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2024, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.
Range Oncology Therapeutics Index
The Index was established in 2023 by Range Fund Holdings (the “Index Provider”) and tracks the performance of a portfolio of approximately 85 U.S. exchange-listed pharmaceutical or biotechnology stocks or American Depositary Receipts (“ADRs”) with a market capitalization of more than $250 million. To be eligible for inclusion in the Index, companies must either derive (i) 50% or more of their commercial revenue from oncology products or (ii) 50% or more of their pipeline value (as defined by the Index Provider) from oncology drugs in development (collectively, “Cancer Therapeutics Companies”). Companies based in China are not eligible for inclusion in the Index. The Index is equal-weighted at the time of its semi-annual reconstitution and rebalance, which takes place on the third Tuesday of June and December.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. Exchange Traded Concepts, LLC (“ETC” or the “Adviser”), the Fund’s investment adviser, expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Investment Risks.”
•Cancer Therapeutics Companies Risk. The success of Cancer Therapeutics Companies heavily depends on the outcomes of clinical trials and obtaining necessary regulatory approvals for the development of new drugs and other treatments for cancer-related conditions. These companies face risks related to the failure of clinical trials, unforeseen safety issues, delays in the regulatory approval process, or failure to obtain approvals altogether. Cancer Therapeutics Companies are highly dependent on the development, procurement and marketing of drugs and the protection and exploitation of intellectual property rights. Changes in healthcare policies, reimbursement rates, patent laws, or regulations governing drug development and commercialization can significantly impact the industry and individual companies. These changes may affect profitability, market access, and the viability of certain products or technologies.
A Cancer Therapeutics Company’s valuation can also be greatly affected if one of its products is proven or alleged to be unsafe, ineffective or unprofitable. The stock prices of Cancer Therapeutics Companies have been and will likely continue to be very volatile.
The costs associated with developing new drugs can be significant, and the results are unpredictable. Newly developed drugs may be susceptible to product obsolescence due to intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.
Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. The international operations of many Cancer Therapeutics Companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business.

•Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. Because the Underlying Shares of certain securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
◦Trading. Although Shares are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Foreign Markets Risk. Investments in ADRs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, the value of non-U.S. securities may be subject to risk of decline due to foreign currency fluctuations or to political or economic instability. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Passive Investment Risk. The Fund is not actively managed, and would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.

•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular industry, group of industries, or sector. A significant portion of the Fund’s assets will be invested in the biotechnology and pharmaceutical industries, which expose the Fund to the risks of the following sector:
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.
•Smaller Companies Risk. The Fund may invest in the securities of smaller-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of smaller-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Smaller-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
Effective June 20, 2023, the Fund's name, index, investment objective and principal investment strategy were changed. Performance for periods prior to June 20, 2023 does not reflect the Fund’s current investment objective and principal investment strategy; rather, it reflects the Fund’s prior investment objective to track the total return performance, before fees and expenses, of the Loncar Cancer Immunotherapy Index. The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of the Loncar Cancer Immunotherapy/Range Oncology Therapeutics Blended Index and the of the S&P 500® Index, a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.rangeetfs.com/cncr.

Calendar Year Total Returns

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-25.36%
13.09%
-20.26%
24.07%
36.22%
-19.41%
-41.81%
-1.98%
2016
2017
2018
2019
2020
2021
2022
2023

For the year-to-date period ended September 30, 2024, the Fund’s total return was 10.94%.
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 36.76% for the quarter ended June 30, 2020 and the lowest quarterly return was -24.18% for the quarter ended March 31, 2022.

Average Annual Total Returns
For the Periods Ended December 31, 2023

Range Cancer Therapeutics ETF	1 Year	5 Years	Since Inception (10/13/2015)
Return Before Taxes	-1.98%	-4.92%	-6.05%
Return After Taxes on Distributions	-1.98%	-5.15%	-6.26%
Return After Taxes on Distributions and Sale of Fund Shares	-1.17%	-3.65%	-4.35%
Loncar Cancer Immunotherapy/Range Oncology Therapeutics Blended Index[1] (reflects no deduction for fees, expenses, or taxes)	-0.93%	-4.12%	-5.25%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	13.20%
1 Loncar Cancer Immunotherapy Index through June 20, 2023; Range Oncology Therapeutics Index thereafter.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser:	Exchange Traded Concepts, LLC
Portfolio Managers:	Andrew Serowik, Todd Alberico, Gabriel Tan, and Brian Cooper each a Portfolio Manager of the Adviser, serve as the portfolio managers of the Fund. Mr. Serowik, Mr. Alberico, Mr. Tan, and Mr. Cooper have been portfolio managers of the Fund since April 2023.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.rangeetfs.com/cncr.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.